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                                                                    EXHIBIT 10.2


                                PROMISSORY NOTE

                                       _________________________, Florida
                                       __________________________, 19___

     FOR VALUE RECEIVED, the undersigned promises to pay to FIRST AMERICAN CAPITAL TRUST, INC. (hereinafter, together with any holder hereof, called "Holder") at Two Prestige Place, 2650 McCormick Drive, Suite 185, Clearwater, Florida 34619, or at such other place as the Holder may from time to time designate in writing, the principal sum of any amount advanced hereunder with no interest thereon. This Note is repayable only as specified in the Registration Statement of the undersigned declared effective by the United States Securities and Exchange Commission on _________________.

     This Note has been executed and delivered in, and their terms and provisions are to be governed and construed by the laws of the State of Florida.

     This Note may not be prepaid in whole or in part at any time.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed on the day and year first above written.

                              FACT OF WEST FLORIDA, INC., a Florida corporation

                              By:_________________________________________
                              DAVID A. JOHNSTON, President












The required excise tax on documents has been paid and stamps have been affixed hereto.